Exhibit 13.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     In connection with the Annual Report of CalciTech Ltd. (the “Company”) on Form 20-F for the year ended December 31, 2007 (the “Annual Report”) as filed with the Securities and Exchange Commission on the date hereof. We, Roger A. Leopard and Nicholas Meadmore, President and Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge and belief:
(1)	the Annual Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 10, 2008	/s/ Roger A. Leopard
Roger A. Leopard, President
(Principal Executive Officer)

Date: April 10, 2008	/s/ Nicholas Meadmore
Nicholas Meadmore, Chief Financial Officer
(Principal Accounting Officer)